UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 19, 2026

SECURITY MIDWEST BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-56767	99-4917712
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

510 E. Monroe, Springfield, Illinois	62701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:
(217) 789-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 19, 2026, the stockholders of Security Midwest Bancorp, Inc. (the “Company”) approved the Security Midwest Bancorp, Inc. 2026 Equity Incentive Plan (the “Equity Plan”). A description of the material terms of the Equity Plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on September 15, 2026. A copy of the Equity Plan is filed as Exhibit 10.1 to this Current Report.

Item 5.07
Submission of Matters to a Vote of Security Holders.

On October 19, 2026, the Company held its Annual Meeting of Stockholders.  The results of the voting are set forth below.

  The election of Directors, each for a three-year term and until their successors have been elected and shall qualify.

	For	Withhold	Broker Non-Votes
Kenton Day	370,566	0	210,261
James P. McClernon	298,815	71,751	210,261
Erin M. Stone	370,266	300	210,261

  The ratification of the appointment of Wipfli LLP as the independent registered public accounting firm for the year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
580,802	0	25
			0
  The approval of the Security Midwest Bancorp, Inc. 2026 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
303,492	49,358	17,716	210,261

Item 9.01
Financial Statements and Exhibits
(d)
Exhibits

Exhibit No.
  Exhibit

10.1
Security Midwest Bancorp, Inc. 2026 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on September 15, 2026 (File No. 000-56767))

104
Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
SECURITY MIDWEST BANCORP, INC.

DATE: October 23, 2026	By:	/s/ Stephan P. Antonacci
Stephan P. Antonacci
President and Chief Executive Officer